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                             MFS(R) TECHNOLOGY FUND

                      SUPPLEMENT TO THE CURRENT PROSPECTUS

Effective immediately the Portfolio Managers section of the Prospectus is hereby restated as follows:

PORTFOLIO MANAGERS

The fund is managed by a team of technology research analysts with Telis D. Bertsekas, an Investment Officer of MFS, primarily responsible for day-to-day management. Mr. Bertsekas been employed in the investment management area of MFS since 2004. Prior to joining MFS, Mr. Bertsekas was a Technology Analyst and Portfolio Manager at American Express, where he was employed from 2002 to 2004 and a Portfolio Manager at Fidelity Investments, where he was employed from 1997 to 2000.



                  THE DATE OF THIS SUPPLEMENT IS MARCH 3, 2005.